Exhibit 99.1

NEWS RELEASE

Warner Chilcott Announces FDA Approval of Next Generation Actonel

ARDEE, Ireland, October 11, 2010 – Warner Chilcott plc (NASDAQ: WCRX) today announced that the United States Food and Drug Administration (FDA) has approved its next generation ACTONEL® (risedronate sodium) product for the treatment of postmenopausal osteoporosis in the United States. The product will be marketed as ATELVIATM (risedronate sodium) delayed-release tablets.

“The approval of ATELVIA represents an exciting addition to the ACTONEL franchise, as well as our women’s healthcare product portfolio. We believe the dosing convenience of ATELVIA sets it apart from other treatment options for osteoporosis patients and provides an opportunity to regain market share in the U.S. in this segment,” said Roger Boissonneault, President and CEO of Warner Chilcott.

The Company anticipates the commercial launch of ATELVIA in early 2011.

About ATELVIA

ATELVIA is a bisphosphonate in a delayed-release formulation and is indicated for treatment of postmenopausal osteoporosis. For information on dosage and administration, contraindications, warnings and precautions, adverse reactions, and other important safety and other prescribing information, please see http://www.wcrx.com/pdfs/pi/pi_atelvia.pdf.

About Warner Chilcott

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the gastroenterology, women’s healthcare, dermatology and urology segments of the North American and Western European pharmaceuticals markets. The Company is fully integrated with internal resources dedicated to the development, manufacturing and promotion of its products. WCRX-G.

Forward Looking Statements

This press release contains forward-looking statements concerning our operations, our anticipated financial performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,”

“project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness, including increases in the LIBOR rates on our variable-rate indebtedness above the applicable floor amounts; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facilities that produce our products or production or regulatory problems with either third party manufacturers or API suppliers upon whom we may rely for some of our products or our own manufacturing facilities; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation, including domestic and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; our ability to realize the anticipated opportunities from our acquisition of the global branded pharmaceuticals business from The Procter and Gamble Company; the other risks identified in our periodic filings including our Annual Report on Form 10-K for the year ended December 31, 2009, and from time-to-time in our other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Company Contact:	Rochelle Fuhrmann
Investor Relations
973-442-3281
rfuhrmann@wcrx.com